                                 EXHIBIT 10.21

                     SECOND AMENDMENT TO LOAN AGREEMENT AND
                              OTHER LOAN DOCUMENTS

         THIS SECOND AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
(herein called the "Second Amendment"), dated as of December   , 1996, by and
among WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, successor by merger to First Interstate Bank of Texas, N.A. (the "Bank"), the ORC MANAGEMENT CORPORATION, a Delaware corporation, FOSTER GRANT GROUP, L.P., a Delaware Limited Partnership ("TFGG") and BEC GROUP, INC., a Delaware corporation ("Guarantor").

                                   WITNESSETH

         WHEREAS, Bank, TFGG and Benson Eyecare Corporation are parties to that certain Loan Agreement, dated as of March 31, 1995, as amended by that certain First Amendment to Loan Agreement and Other Loan Documents dated May 3, 1996 by and among Bank, TFGG and Guarantor (the "Loan Agreement");

         WHEREAS, in connection with and according to the terms of the Loan Agreement, (a) Bank and TFGG entered into various agreements, documents, instruments and certificates, including that certain (i) $4,000,000 Commercial/Real Estate Note, dated March 31, 1995, executed by TFGG in favor of Bank (the "Note"), and (ii) Deed of Trust, Security Agreement and Financing Statement, dated March 31, 1995, executed by TFGG in favor of Collateral Services, Inc., as trust, for the use and benefit of Bank and recorded with the office of the County Clerk of Dallas County, Texas at Volume 95064, Page 05483 of the Deed of Trust Records of such office (the "Deed of Trust"), pursuant to which Deed of Trust TFGG granted to Bank a first lien security interest in certain real estate located in Dallas County, Texas, more particularly described on Exhibit A attached to the Deed of Trust (the "Premises"), and (b) Guarantor and Bank entered into various agreements, documents and instruments, including that certain (i) Guaranty Agreement (herein so called), dated May 3, 1996, executed by Guarantor in favor of Bank, and (ii) Indemnity Agreement (herein so called), dated May 3, 1996, executed by Guarantor in favor of Bank;

         WHEREAS, the indebtness evidenced by the Note is secured by, among other things, the Deed of Trust;

         WHEREAS, TFGG desires to transfer the Premises to ORC, and TFGG has requested that Bank consent to such transfer (the "Transfer");

         WHEREAS, ORC desires to take title to the Premises and, in connection therewith, assume all obligations of TFGG to Bank- contained in the Loan Agreement, the Note and the other Loan Documents (as defined in the Loan Agreement);

         WHEREAS, Bank is willing to consent to the Transfer provided that ORC takes title to the Premises and, in connection therewith, assumes all obligations of TFGG to Bank contained in the Loan Agreement, the Note and the other Loan Documents;

         WHEREAS, the parties hereto desire to (i) modify the Loan Agreement, the Note, the Deed of Trust, that certain Indemnity Agreement, dated as of May 3, 1996, from TFGG and Guarantor to Bank (the "Indemnity Agreement") and the other Loan Documents as hereinafter set forth to allow and provide for the Transfer. and (ii) allow and provide for certain other matters as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  Definitions

         Capitalized terms used in this Second Amendment are defined in the Loan Agreement, as modified hereby, unless otherwise stated.

                                   ARTICLE II
                      Modifications to the Loan Agreement

         2.1 Amendments to Section 5(a) of the Loan Agreement. Effective as of,the date hereof, Section 5(a) of the Loan Agreement is hereby modified such that (i) each reference therein to "limited partnership" shall be deemed to be a reference to "corporation" and (ii) each reference therein to "Amended and Restated Agreement of Limited Partnership shall be deemed to be a reference to "Certificate of Incorporation."

         2.2 Addition of Section 8(l) to the Loan Agreement. Effective as of the date hereof, a new Section 8(l) is hereby added to the Loan Agreement as follows:

                 "(l) Financial Statements of Foster Grant Group). L.P. Furnish the Bank, within forty-five (45) days after the end of each calendar quarter (or, with respect to each calendar quarter ending on the last day of each fiscal year of Borrower, within ninety (90) days after the end of each such calendar quarter) during the term hereof, a copy of Foster Grant Group, L.P.'s (or their successor or assign) unaudited consolidated financial statements for such fiscal quarter, consisting of at least a consolidated balance sheet and related consolidated statement of income."

         2.3 Addition of Section 8(m) to the Loan Agreement. Effective as of the date hereof, a new Section 8(m) is hereby added to the Loan Agreement as follows:

                 "(m) Maintenance of Dominion Accounts. On or before December 31, 1996, establish and maintain a special payment account at the Bank (the "Central Dominion Account"). Upon the request of the Bank at its sole discretion upon and after the occurrence of an Event of Default, the Company shall cause all rents and other sums chargeable pursuant to that certain Standard Net Commercial Lease dated as of December 11, 1996 by and between Borrower and Foster Grant Group, L.P. (as amended, the "Lease") to be paid directly to the Central Dominion Account for application on account of (i) the outstanding principal balance of, and any accrued interest then due and owing on, the Term Note, and (ii) all fees and expenses of the Bank that are payable or reimbursable by the Company whether pursuant to the terms of this Agreement or otherwise. All funds deposited in the Central Dominion Account shall immediately become the property of Bank. The Bank assumes no responsibility for such dominion account arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder."

         2.4 Amendments to Section 9(a) of the Loan Agreement

                 (a) Effective as of the date hereof, Section 9(a)(1) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                          "(a)(1) Consolidated Fixed Charge Ratio. Maintain, on
                 a rolling four quarter basis (i.e. as of the end of each calendar quarter for the twelve-month period ended as of the end of each quarter for which any determination is being made) a Consolidated Fixed Charge Ratio of not less than 2.75 to 1.00."

                 (b) Effective as of the date hereof, Section 9(a)(2) is hereby deleted in its entirety and the following is inserted in lieu thereof.

                          "(a)(2) Consolidated Funded Indebtedness to
                 Consolidated EBITDA. Maintain, on a rolling four quarter basis (i.e. as of the end of each calendar quarter for the twelve-month period ended as of the end of each quarter for which any determination is being made) a ratio of Consolidated Funded Indebtedness at the end of such rolling four quarters to Consolidated EBITDA for such rolling four quarters of less than 2.50 to 1.00."

                 (c) Effective as of the date hereof, Section 9(a)(3) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                          "(a)(3) Consolidated Net Worth. Maintain at all times
                 Consolidated Net Worth not less than (i) $5,000,000 from October 31, 1996 until the earlier of November 14, 1996 and the date on which the financial statements of the Guarantor and its subsidiaries for the fiscal quarter ending September 30, 1996 are delivered to Bank in accordance with Section 8(b) (such earlier date being the "Third Quarter Net Worth Date"), and (ii) at all times on and after the Third Quarter Net Worth Date, the greater of (A) $5,000,000 and (B) the difference of

                 Consolidated Net Worth as reported in the consolidated balance sheet of the Guarantor and its subsidiaries delivered on the Third Quarter Net Worth Date less $5,000,000."

                 (d) Effective as of the date hereof Section 9(a)(4) is hereby deleted in its entirety and the following is inserted in lieu thereof.

                          "(a)(4) Capital Expenditures. Not make or become
                 committed to make Capital Expenditures with respect to any asset which exceed $5,000,000 in the aggregate in any Fiscal Year of the Guarantor (all on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period); provided, however, that the calculation of Capital Expenditures in the Fiscal Year in which the FGG Disposition is effective, shall be determined as if the FGG Disposition had occurred immediately prior to such Fiscal Year."

                 (e) Effective as of the date hereof, a new defined term "FGG Disposition" is hereby inserted in alphabetical position in Section 9(a) of the Loan Agreement and shall read as follows:

                          "FGG Disposition" means the sale of all of the issued
                 and outstanding capital stock of The Bonneau Company, Opti-Ray, Inc. and Asian Buying Source, Inc., upon terms and conditions acceptable to Bank, resulting in net proceeds to the Guarantor of at least $31,000,000."

                 (f) Effective as of the date hereof, the definition of "Consolidated EBITDA" in Section 9(a) of the Loan Agreement is hereby amended by inserting after the words "applied on a Consistent Basis" in the last line thereof the following:

                 "provided, however, for any four-quarter period during which the FGG Disposition was effective, the Guarantor's Consolidated EBITDA shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such four-quarter period."

                 (g) Effective as of the date hereof, the definition of "Consolidated Fixed Charge Ratio" in Section 9(a) of the Loan Agreement is hereby amended by inserting after the words "for such period" in the last line thereof the following:

                 "provided, however, for any four-quarter period during which the FGG Disposition was effective, the Guarantor's Consolidated Fixed Charge Coverage Ratio shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such four-quarter period."

                 (h) Effective as of the date hereof, the definition of "Consolidated Funded Indebtedness" is hereby amended by inserting after the words "for such period" in the last line thereof the following:

                 "provided, however, for any four-quarter period during which the FGG Disposition was effective, the Guarantor's Consolidated Funded Indebtedness shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such four-quarter period."

         2.5 Amendment to Section 9(b) of the Loan Agreement. Effective as of the date hereof, Section 9(b) of the Loan Agreement is hereby modified in its entirety and the following is substituted in lieu thereof:

                 "(b) Other Covenants. Comply in all respects with each covenant set forth in any agreement evidencing Indebtedness for Money Borrowed including, without limitation, the covenants set forth in that certain Credit Agreement dated as of April 3, 1996, by and among the Guarantor, its subsidiaries named therein and the financial institutions from time to time a party thereto (as amended from time to time, the "Credit Agreement"), as such covenants are in effect on October 31, 1996, and, if consented to by Bank, as such covenants are amended from time to time."

         2.6 Amendments to all references to "Company" in the Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby modified such that every reference therein to, and every indebtedness, liability and obligation therein of, the "Company" shall be deemed to be a reference to, and an indebtedness, liability and obligation of ORC.

         2.7 Amendments to all references to "First Interstate Bank of Texas, N.A." in the Loan Agreement and the other Loan Documents. Effective as of the date hereof, the Loan Agreement and the other Loan Documents are hereby modified such that each and every reference therein to "First Interstate Bank of Texas, N.A." shall be deemed to be a reference to "Wells Fargo Bank (Texas), National Association."

         2.8 Schedule 5(d) - Litigation. Effective as of the date hereof, all references in the Loan Agreement to Schedule 5(d), which is entitled "Litigation", shall be deemed references to the Schedule 5(d) which is attached hereto as Annex A.

         2.9 Schedule 5(f) - Liens. Effective as of the date hereof, all references in the Loan Agreement to Schedule 5(f), which is entitled "Liens", shall be deemed references to the Schedule 5(f) which is attached hereto as Annex B.

         2.10 Schedule 5(j) - Subsidiaries. Effective as of the date hereof, all references in the Loan Agreement to Schedule 5(S), which is entitled "Subsidiaries", shall be deemed references to the schedule 5(S), which is attached hereto as Annex C.

                                  ARTICLE III
                       Modification to the Deed of Trust

         3.1 Amendments to all references to "Grantor" in the Deed of Trust. Effective as of the date hereof, the Deed of Trust is hereby modified such that every reference therein to, and every indebtedness, liability and obligation therein of, the "Grantor" shall be deemed to be a reference to, and an indebtedness, liability and obligation of ORC.

         3.2 Amendment to Section 1.01.A. of the Deed of Trust. Effective as of the date hereof, Section 1.01.A. is hereby amended by adding thereto the words "as amended from time to time" immediately prior to the words "herein called the 'Note'".

         3.3 Amendment to Section 2.01(K) of the Deed of Trust. Effective as of the date hereof, Section 2.01(K) of the Deed of Trust is hereby deleted in its entirety and the following is substituted in lieu thereof:

                 (K)(1) Assignment: Grantor hereby grants, assigns, transfers and sets over unto Beneficiary, its successors and assigns, all of Grantor's right, title and interest in and to the Rents (as hereafter defined) and Leases (as hereafter defined) together with (a) all rights, remedies, benefits and advantages to be derived therefrom, (b) after the occurrence of an Event of Default, all of the right, power and authority of Grantor to alter, modify or change the terms of the Leases, or to surrender, cancel or terminate the same and (c) all Rents, arising from the Leases and renewals thereof, if any. Notwithstanding any other provision herein contained, the assignment of Rents and Leases contained herein is intended by Grantor and Beneficiary to be an absolute and unconditional assignment.

                 (2) Modification and Termination: Grantor shall not modify or terminate any existing Lease or enter into any new Lease without the prior written consent of Beneficiary.

                 (3) Collection of Rents: Grantor shall have a license (which license may, at the option of Beneficiary, be terminated upon the occurrence of an Event of Default) to collect, upon but not prior to accrual, all Rents from the Mortgaged Property; provided, however, that all such Rents that are ever received by Grantor shall be applied first to pay the sums due and to be due upon the Indebtedness and otherwise to discharge the remaining items referred to in subparts
         (a), (b) and (c) of Section 2.01(K)4 below, and Grantor covenants and agrees, and represents and warrants to Beneficiary that upon the occurrence of an Event of Default, a constructive trust is hereby imposed upon such Rents for the benefit of Beneficiary for the uses and purposes set forth in such subparts (a), (b) and (c). Notwithstanding anything contained herein or otherwise to the contrary, possession of the Mortgaged Property by Beneficiary shall not be a prerequisite to Beneficiary's right to collect Rents upon the occurrence of an Event of Default, it being hereby declared that the Assignment of Rents and Leases set forth herein is absolute and unconditional and, subject only to the license hereinabove granted, shall entitle Beneficiary to collect all Rents.

                 (4) Default: Upon or at any time after the occurrence of an Event of Default, Beneficiary, without in any way waiving such default, may at its option take possession of the Mortgaged Property and have, hold, manage, lease and operate the same, on such terms and for such period of time as Beneficiary may deem proper, and may collect and receive all Rents of the Mortgaged Property, with full power to make from time to time all alterations, renovations, repairs or replacements thereto as may seem proper to Beneficiary, and to apply such Rents to the payment of (a) the cost of all such alterations, renovations, repairs and replacements, and expenses incident to taking and retaining possession of the Mortgaged Property, and the management and operation thereof, and keeping the same properly insured, and (b) all taxes, charges, claims, assessments, water rents, and any other liens which may be prior in lien or payment to the mortgage debt, and premiums for said insurance, with interest on all such items and (c) the Indebtedness, together with all costs and attorney's fees, in such order of priority as to any of such items as Beneficiary in its sole discretion may determine.

                 (5) Possession: Grantor hereby authorizes Beneficiary, at Beneficiary's option, upon any taking by Beneficiary of possession of the Mortgaged Property hereunder, to let or relet the Mortgaged Property or any part thereof, to cancel and modify leases, evict tenants, bring or defend any suits in connection with the possession of the Mortgaged Property in its own name or Grantor's name, make repairs as Beneficiary deems appropriate, and perform such other acts in connection with the management and operation of the Mortgaged Property as Beneficiary, in its discretion, may deem proper. The receipt by Beneficiary of any rents, issues or profits pursuant to this assignment after the institution of foreclosure proceedings under this Deed of Trust shall not cure any default nor affect such proceedings or sale pursuant thereto.


                 (6) Grantor's Obligations: Beneficiary shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment; and Grantor shall and does hereby agree to perform and discharge any and all obligations, duties and liabilities of Grantor under the terms of any of the Leases and to indemnify Beneficiary for and to hold Beneficiary harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this assignment, and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, except for matters caused by Beneficiary's gross negligence or willful acts. Should Beneficiary incur any liability, loss or damage under the Leases or under or by reason of this assignment, or in the defense of any such claims or demands, the amounts thereof, including costs, expenses and reasonable attorney's fees, shall be secured by this Deed of Trust; and Grantor shall reimburse Beneficiary therefor immediately upon demand, and upon failure of Grantor so to do Beneficiary may declare all sums secured by this Deed of Trust immediately due and payable.

                 (7) Payment of Indebtedness: Upon payment in full of all Indebtedness secured hereby, this assignment shall become and be void and of no effect; but the affidavit, certificate, letter or statement of any officer, supervisor or attorney of Beneficiary, showing any part of said Indebtedness to remain unpaid, shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this assignment, and any person may be and is hereby authorized to rely thereon. A demand on the tenants by Beneficiary for the payment of the rents on any default claimed by Beneficiary shall be sufficient notice to said tenants to make future payments of rents to Beneficiary, without the necessity of further consent by said Grantor.

                 (8) Release: Beneficiary may take or release other security, may release any party primarily or secondarily liable for any Indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such Indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder.

                 (9) Waiver: Nothing herein contained and no act done or omitted by Beneficiary pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Beneficiary of its rights and remedies under the Note, the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement), but this assignment is made and accepted without prejudice to any of the rights and remedies possessed by Beneficiary under the terms thereof. The right of Beneficiary to collect said Indebtedness and to enforce any other security therefor owned by it may be exercised by Beneficiary either prior to, simultaneously with, or subsequent to any action taken by it under this assignment. This assignment and the powers and rights granted are separate and independent from any obligation contained elsewhere in this Deed of Trust and may be enforced without regard to whether Beneficiary institutes foreclosure proceedings under this Deed of Trust.

         For purposes of this Section 2.01(K), (i) the term "Rents" shall mean all of the rents, revenues, income, proceeds, royalties, issues, profits and other benefits paid or payable for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting or otherwise enjoying or using the Mortgaged Property; and (ii) the term "Leases" shall mean any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to extract, mine, reside in, sell or use the Mortgaged Property, and all other agreements, including, but not limited to, utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property, save and except any and all leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Land."

         3.3 Amendment to Section 2.01(S) of the Deed of Trust. Effective as of the date hereof, Section 2.01(S) of the Deed of Trust is hereby amended by adding the words "Except for that second priority lien on the Mortgaged Property in favor of NationsBank, N.A.," to the beginning of such paragraph.

         3.4 Amendment to "Address of Grantor" in the Deed of Trust. Effective as of the date hereof, the "Address of GRANTOR" ON the signature page of the Deed of trust is hereby deleted in its entirety and the following is substituted in lieu thereof.

         "Address of GRANTOR:           555 Theodore Fremd Avenue
                                        Suite B-302
                                        Rye, New York 10580"

                                   ARTICLE IV
                           MODIFICATIONS TO THE NOTE

         Effective as of the date hereof, the Note is hereby modified such that every reference therein to, and every indebtedness, liability and obligation therein of, TFGG shall be deemed to be a reference to, and an indebtedness, liability and obligation therein of ORC.

                                   ARTICLE V
                         MODIFICATIONS TO THE GUARANTY

         5.1 Amendment to the preamble of the Guaranty. Effective as of the date hereof, the Guaranty is hereby amended by deleting the preamble thereto and substituting in lieu thereof the following:

     "Borrower (give name and address)    Bank (give name and address)

     ORC Management Corporation           Wells Fargo Bank (Texas), National
     555 Theodore Fremd Avenue            Association
     Suite B-302                          1445 Ross Avenue
     Rye, New York 10580                  Dallas Texas 75202

     (herein called "Borrower")           (herein called "Bank")"
     whether one or more


         5.1 Amendment to the paragraph 1 of the Guaranty. Effective as of the date hereof, the Guaranty is hereby amended by deleting paragraph 1 thereof and substituting in lieu thereof the following:

                 "1. FOR VALUE RECEIVED, and in consideration of credit and financial accommodations extended, to be extended, or continued to or for the account of

         Borrower, and for other good and valuable considerations, the undersigned (the "Guarantor"), absolutely and unconditionally guarantees the prompt and punctual payment and performance when due (whether at its stated maturity, by acceleration or otherwise in accordance with the loan documents) of the Guaranteed Obligations of Borrower to Bank, as provided herein. This is a specific guaranty applicable to and guaranteeing any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing or which hereafter become owing on or in connection with certain indebtedness, obligations or liabilities of Borrower to Bank arising under that certain Loan Agreement dated as of March 31, 1995 by and among Foster Grant Group, L.P., Benson Eyecare Corporation and Bank, as amended by that certain First Amendment to Loan Agreement and other Loan Documents dated as of May 3, 1996 by and among Foster Grant Group, L.P., Guarantor and Bank, as further amended by that certain Second Amendment to Loan Agreement and other Loan Documents (the "Second Amendment") dated as of December __, 1996 by and among Borrower, Guarantor and Bank (as amended, the "Loan Agreement"), (ii) that certain Commercial/Real Estate Note dated as of March 31, 1995 in the original principal amount of $4,000,000 executed by Foster Grant Group, L.P. in favor of Bank (as amended by the Second Amendment, the "Note"), and (iii) that certain Deed of Trust, Security Agreement and Financing Statement dated as of March 31, 1995, executed by Foster Grant Group, L.P. in favor of Bank, as amended by the Second Amendment, in each case, together with all renewals and extensions thereof, even though represented by new instruments (hereinafter called the "Guaranteed Obligations").

                                 ARTICLE VI
                  Modifications to the Indemnity Agreement

         6.1 Amendment to the first paragraph of the Indemnity Agreement. Effective as of the date hereof, the Indemnity Agreement is hereby amended by deleting the first paragraph thereof and substituting in lieu thereof the following:

                 "INDEMNITY AGREEMENT made as of May 3, 1996, from ORC Management Corporation, a Delaware limited partnership, having an office at 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580 ("Company"), BEC Group, Inc., a Delaware corporation, having an office at 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580 (the "Indemnitor"), to Wells Fargo Bank (Texas), National Association, a national banking association ("Lender").

         6.2 Amendment to the third paragraph of the Indemnity Agreement. Effective as of the date hereof, the Indemnity Agreement is hereby amended by deleting the third paragraph thereof and substituting in lieu thereof the following:

                 "WHEREAS, Lender has lent to Company the sum of $4,000,000.00 (the "Loan"), of which $________ is currently outstanding, which Loan is evidenced by that certain Commercial/Real Estate Note executed by Foster Grant Group, L.P. in favor of Lender, dated as of March 31, 1995, in the amount of the Loan (as amended by that certain Second Amendment to Loan Agreement and other Loan Documents dated of even date herewith by and among the Company, Indemnitor and Bank, the "Note"), and secured by, among other things, a mortgage or deed of trust from Company to Lender which will encumber the Property (said mortgage or deed of trust, together with all amendments, modifications, consolidations, increases, supplements and spreaders thereof being herein collectively called the "Mortgage ");"

                                  ARTICLE VII
                                Other Agreements

         7.1. Transfer of the Premises. TFGG has concurrently herewith conveyed title to the Premises to ORC. ORC hereby acknowledges and agrees that title to the Premises and its interest therein, is encumbered by and subject to the liens, security interests, assignments and other terms, covenants, restrictions and provisions of the Deed of Trust.

         7.2. Assumption of Liability by ORC: Effect of Existing- Defaults.

                 (a) ORC hereby and agrees, effective immediately upon the transfer of the Premises to ORC, to perform, observe and confirm all and singular the covenants, agreements, terms, conditions, obligations, duties and liabilities of TFGG under the Loan Agreement, the Note, the Deed of Trust and all of the other Loan Documents to which TFGG was a party prior to giving effect to this Second Amendment, and agrees to pay the outstanding principal balance of the Term Loan, with interest thereon, in accordance with the provisions of the Loan Agreement and Note. For purposes of this Second Amendment, the transfer of the Premises shall be deemed to which title to the Premises is conveyed by TFGG to ORC.

                 (b) Any Event of Default which exists or arises out of or comes into being as a result of conditions, acts or omissions occurring prior to the transfer of the Premises shall continue as a default subsequent to such transfer, such that Bank shall have the right to exercise the rights and remedies set forth in the Loan Agreement and Other Loan Documents against ORC. Bank represents to ORC that, as of the date hereof, (i) it has no knowledge of any present default under the Loan Agreement or Other Loan Documents and (ii) to the best of Bank's knowledge based solely upon Bank's review of the documents provided to Bank by the Company none of the transactions contemplated by this Amendment or in connection with the Transfer constitute or with the passage of time will constitute an Event of Default-

                 (c) Each of ORC and Guarantor represents, warrants and agrees that upon the consummation of the Transfer (i) ORC shall thereby have assumed, and hereby expressly assumes and agrees to perform, observe and confirm, all and singular, the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of TFGG under the Loan Agreement, the Note, the Deed of Trust, and any other document or instrument executed and delivered or furnished by TFGG in connection therewith, and (ii) ORC shall thereby succeed to all of the estate, rights, privileges, powers and franchises of TFGG in the Premises and is the lawful record owner of good and marketable title to the Premises. By virtue of the foregoing

ORC hereby accepts and assumes any liability of TFGG related to any representation or warranty made by TFGG therein and confirms and restates all such representations and wan-antics as though made by ORC as of the date hereof. ORC also confirms and acknowledges that it is a " assignee" to TFGG to the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents, and as a "assignee" it is obligated to and hereby agrees to perform and observe all the conditions, agreements, terms, conditions, obligations, appointments, duties and liabilities of ORC under the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents as if it were a signatory thereto.

                                  ARTICLE VII
                              Conditions Precedent

         Each of the following conditions precedent shall be fulfilled to the satisfaction of Bank prior to this Second Amendment becoming effective against
Bank:

                 (a) ORC shall have furnished to Bank, in form, content and amounts and with companies satisfactory to Bank casualty insurance policies endorsed in favor of Bank as loss payee and as mortgagee under a standard mortgage clause relating to the Premises;

                 (b) This Second Amendment, duly executed by the Company and Guarantor.

                 (c) Bank shall have approved the deed conveying title to the Premises and any other documents transferring the Premises and the assets associated therewith from TFGG to ORC;

                 (d) Bank shall have received a copy of any surveys, environmental study and other studies or reports commissioned by ORC with respect to the physical condition of the Premises;

                 (e) Bank shall have received an endorsement to Lawyers Title Insurance Corporation Policy No- 91-00- 518957 (i) extending the effective date of such policy to the date and time of the recording of the deed conveying title to the Premises to ORC, (ii) with Schedule A of such policy reflecting that title to the Premises is vested in ORC and reflecting that the name of insured is Wells Fargo Bank (Texas), National Association, and (iii) reflecting the recordation of this Agreement and the deed transferring ownership of the Premises from TFGG to ORC;

                 (f) The representations and warranties contained herein shall be true and correct as of the date hereof as if made on the date hereof;

                 (g) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default unless such Event of Default has been specifically waived in writing by Bank;

                 (h) Bank shall have received true, correct and complete copies of all documents and instruments relating to the Transfer;

                 (i) Effective with the consummation of the Transfer, ORC will be legally responsible for and will assume, pay, perform and discharge all the obligations, duties and liabilities of TFGG under the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents, and by execution below of this Second Amendment by ORC, ORC agrees that (i) ORC will be legally responsible for, and hereby assumes, and agrees to pay, perform and discharge, all the obligations, duties and liabilities of TFGG under the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents, and (ii) that ORC will execute such documentation, as shall be required by Bank, in its sole discretion, in connection with the Transfer;

                 (j) Bank shall have received each of the following, in form and substance acceptable to Bank:

                          (i) copies, certified by each of TFGG and ORC, of all
                 consents, authorizations, filings, licenses and approvals, if any, required in connection with the execution, delivery and performance by TFGG and ORC, and the validity and enforceability, of this Second Amendment, the Loan Agreement, the Note, the Deed of Trust, the Indemnity Agreement and the other Loan Documents, each as modified hereby, and each of the agreements, documents and instruments executed in connection herewith and therewith;

                          (ii) a Company General Certificate of ORC, in form
                 and substance satisfactory to Bank, together with:

                                  (A) the Certificate of Incorporation,
                 including all amendments thereto, certified by the Secretary of State of the state of Delaware and dated within 30 days prior to the date hereof,

                                  (B) the Bylaws of ORC, including all
                 amendments thereto;

                                  (C) the unanimous consent of the directors of
                 ORC authorizing the execution, delivery and performance by ORC of this Second Amendment and each of the agreements, documents and instruments executed in connection herewith;

                                  (D) certificates of the appropriate
                 government officials of the state of incorporation of ORC as to its existence and good standing, and certificates of the appropriate government officials in each state where ORC is required by the nature of the business it conducts within such state to qualify as a foreign corporation and where failure to be so qualified would have a material adverse effect on ORC, as to its good standing and due qualification to do business in such state, each dated within 30 days prior to the date hereof;

                        (iii) such other information, documents, agreements, commitments and undertakings relating to ORC, TFGG as Bank shall reasonably request; and

                (k) Bank shall have received the Subordination Agreement, duly executed by NationsBank, N.A., in form and substance satisfactory to Bank;

                (l) Bank shall have received in form and substance satisfactory to Bank, a duly executed copy of that certain Deed of Trust, Assignment and Security Agreement, dated as of December 12, 1996, executed by ORC in favor of NationsBank, N.A.;

                (m) Bank shall have received in form and substance satisfactory to Bank, a duly executed copy of that certain Standard Net Commercial Lease, dated as of December 11, 1996, executed by TFGG and ORC;

                (n) Bank shall have received in form and substance satisfactory to Bank, a duly executed copy of that certain Subordination, Non-Disturbance and Attornment Agreement, executed by TFGG, ORC and Bank;

                (o) All partnership and corporate proceedings taken in connection with the transactions contemplated by this Second Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Hughes & Luce, L.L.P; and

                (p) The Company shall have paid the Bank an amendment fee of $25,000, which fee shall be fully earned and nonrefundable upon the effectiveness of this Amendment, and shall have paid Bank's legal counsel for reasonable costs, fees and expenses incurred in connection with the preparation and negotiation of this Amendment.


                                   ARTICLE IX

          RATIFICATIONS, REPRESENTATIONS, AND WARRANTIES AND COVENANTS

        SECTION 9.01. RATIFICATIONS. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, the Note, the Deed of Trust, the Indemnity Agreement and the Other Loan Documents, and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Loan Agreement, the Note, the Deed of Trust, the Indemnity Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the parties hereto hereby agrees that the Loan Agreement, the Note, the Deed of Trust, the Indemnity Agreement, and the other Loan Documents, as modified hereby, and each of the agreements, documents and instruments executed in connection therewith shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 9.02. Representations and Warranties of ORC, TFGG and Guarantor. ORC, TFGG and Guarantor hereby jointly and severally represent and warrant to Bank that:

                 (a) the execution, delivery and performance of this Second Amendment and any and all documents, agreements, instruments and certificates executed and/or delivered in connection herewith have been authorized by all requisite corporate and partnership action, as the case may be, on the part of each of ORC, TFGG and Guarantor and will not violate the Certificate of Limited Partnership or the Amended and Restated Agreement of Limited Partnership of TFGG, the Articles and/or Certificate of Incorporation or Bylaws of ORC or the Articles and/or Certificate of Incorporation or Bylaws of Guarantor;

                 (b) the representations and warranties contained in the Loan Agreement, as modified hereby, and any documents, agreements, instruments and certificates executed and/or delivered in connection herewith are true and correct on and as of the date hereof as though made on and as of the date hereof;

                 (c) no Event of Default under the Loan Agreement has occurred and is continuing and no event or condition has occurred and is continuing that with the giving of notice or lapse of time or both would be an Event of Default, unless such Event of Default has been specifically waived in writing by Bank, and

         Section 9.03. Representations and Warranties of ORC. In addition to the representations and warranties made by ORC under the Loan Agreement, the Note, and the Deed of Trust, ORC hereby represents and warrants to Bank that, except as otherwise contemplated by this Amendment:

                 (a) ORC (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to own its property and assets and the property it will acquire upon consummation of the Transfer and to carry on its business as now conducted and as proposed to be conducted by it and as proposed to be conducted by it upon consummation of the Transfer and the other transactions contemplated by the Loan Agreement as modified by this Second Amendment, (iii) Is duly qualified to do business in every jurisdiction where such qualification is necessary or will be so qualified as of the date of this Second Amendment, (iv) has the partnership power and authority to execute, deliver and perform this Second Amendment and each other Loan Document to which it is or will be a party, and (v) has taken all corporate action necessary to authorize the execution, delivery and performance of this Second Amendment and each other the Loan Document to which it is or will be a party.

                 (b) ORC has no subsidiaries and has no equity or other interest in any Person;

                 (c) Upon consummation of the Transfer, ORC will possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets and for the conduct of the businesses currently conducted by ORC will not be in violation of any thereof in any material respect;

                 (d) Upon consummation of the Transfer, ORC will be legally responsible for, and will have assumed all of the obligations, duties and liabilities under the Loan Agreement, the Note, the Deed of Trust and the other Loan Documents;

                 (e) ORC is in full compliance with all covenants and agreements contained in the Loan Agreement, as modified hereby;

                 (i) ORC is paying ORC's debts as such debts become due;

                 (j) ORC is not "insolvent" as that term is defined in Section 10 1 (3 1) of Title II of the United States Code (11 U.S.C. Section 101, et.seq.) (the "Bankruptcy Code"); and

                 (k) ORC has not filed a petition with the bankruptcy court under the Bankruptcy Code, nor commenced any proceeding relating to ORC under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction.

                                   ARTICLE X
                                 Limited Waiver

         By execution of this Second Amendment and upon satisfaction of the conditions set forth in Article IX of this Second Amendment, Bank hereby (i) consents to the Transfer and waives any Default or Event of Default which would otherwise arise under the Loan Agreement or other Loan Documents solely by reason of the consummation of the Transfer, (ii) waives any Default or Event of Default which would otherwise arise under Section 10(d) of the Loan Agreement solely by reason of that certain Standard Net Commercial Lease dated as of December 11, 1996 entered into by and between TFGG and ORC, (iii) waives any Default or Event of Default which would otherwise arise under Section 11(g) of the Loan Agreement solely by reason of the incurrence of certain Indebtedness for Money Borrowed by Guarantor pursuant to the Credit Agreement as of the date hereof by and among Guarantor, NationsBank, N.A. and the other financial institutions a party thereto, and (iv) represents and warrants that the unpaid principal balance of the Term Loan is $.... Except as specifically provided in this Article X, nothing contained in this Second Amendment shall be construed as a waiver by Bank of any covenant or provision of the Loan Agreement, the other Loan Documents, this Second Amendment, or of any other contract or instrument between Bank and TFGG, ORC and/or Guarantor, and the failure of Bank at any time or times hereafter to require strict performance by the Guarantor, TFGG and/or ORC of any provision thereof shall not waive, affect or diminish any right of Bank to thereafter demand strict compliance therewith. Bank hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Second Amendment and any other contract or instrument between the Bank and the Guarantor, TFGG and/or ORC.

                                   ARTICLE XI
                                 Miscellaneous

         Section 11.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other documents, agreements, instruments and certificates relating thereto, shall survive the execution and delivery of this Second Amendment and such document, agreement, instrument or certificate, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

         Section 11.02. Reference to Loan Agreement. For purposes of clarity, as used herein, the term "Loan Agreement" and the "Note", and the "Deed of Trust" shall specifically include all addendums, attachments, riders and exhibits thereto, each being herein referred to by the name or title of each as used therein. The Loan Agreement, the Note, and the Deed of Trust and any and all other agreements, documents, instruments or certificates now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms thereof as modified hereby, are hereby modified so that any reference in such agreement, document instrument or certificate thereto shall mean a reference thereto.

         Section 11.03. Expenses of Bank. As provided in the Loan Agreement, as modified hereby, TFGG, ORC and Guarantor, jointly and severally, agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Second Amendment and the agreements, documents, instruments and certificates executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as modified hereby, and any and all other agreement, documents, instruments or certificates, including, without limitation, the costs and fees of Bank's legal counsel.

         Section 11.04. Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 11.05. APPLICABLE LAW. THIS SECOND AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         Section 11.06. Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 11.07. Counterparts, This Second Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 11.08. Amendment; Effect of Waiver. No modification of or amendment to this Second Amendment shall be effective unless the same is in writing and signed by ORC, Guarantor and Bank. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant or condition by ORC or Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         Section 11.09. Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

         Section 11.10. Renewal and Extension of Security Interests and Assignments. The security interests and assignments referenced in this Second Amendment shall, to the maximum extent applicable, be deemed to be renewals and extensions of the security interests and assignments in favor of Bank previously existing, which prior security interests and assignments shall in no manner be waived, impaired or otherwise adversely affected hereby, the purpose of this Second Amendment being, in part, to carry forward all preexisting security interests and assignments securing the obligations which are acknowledged by ORC or Guarantor to be valid and subsisting.

         Section 11.11. FINAL AGREEMENT. THE LOAN AGREEMENT, AS MODIFIED HEREBY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 11.12. RELEASE. EACH OF ORC AND GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE, WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE, RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BANK. EACH OF ORC
AND GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED,

CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS SECOND AMENDMENT IS EXECUTED, WHICH ORC AND GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SECOND AMENDMENT.

         Section 11.13. Release of TFGG. By execution of this Second Amendment, Bank does hereby release and forever discharge TFGG from any obligations it had to the Bank under the Loan Agreement or the other Loan Documents; provided, however, that in the event that TFGG shall have committed any fraud or made any other intentional misrepresentation to the Bank which has a Material Adverse Effect, it shall be deemed that TFGG shall not have been released or discharged pursuant to this Section 11.13, and all of TFGG's obligations under the Loan Agreement and Other Loan Documents shall be in full force and effect notwithstanding anything to the contrary contained herein.

         IN WITNESS WHEREOF, this Second Amendment has been executed and is effective as of the date first above-written.

                              TFGG:

                              FOSTER GRANT GROUP, L.P.

                              By: Bonneau General, Inc.
                                  its General Partner

                              By:/s/ PETER H. TREMBATH
                                 ---------------------------------
                              Name:  Peter H. Trembath
                                   -------------------------------
                              Title: Secretary
                                    ------------------------------

                              COMPANY:

                              ORC MANAGEMENT CORPORATION


                              By:/s/ PETER H. TREMBATH
                                 ---------------------------------
                              Name:  Peter H. Trembath
                                   -------------------------------
                              Title: Secretary
                                    ------------------------------

                              GUARANTOR:

                              BEC GROUP, INC.

                              By: /s/ IAN ASHKEN
                                 ---------------------------------
                              Name: Ian Ashken
                                   -------------------------------
                              Title:
                                    ------------------------------

                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION

                              By:
                                 ---------------------------------
                                 Jeffrey S.A. Cook,
                                 Vice President

         STATE OF TEXAS           )
                                  )
         COUNTY OF DALLAS         )

         This instrument was acknowledged before me on December .., 1996, by Jeffrey S. A. Cook, Vice President of Wells Fargo Bank (Texas), National Association, on behalf of said banking association.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


                                    Print Name:
                                              ---------------------------------

Commission Expires:

-----------------------------


         STATE OF RHODE ISLAND    )
                                  )
         COUNTY OF PROVIDENCE     )

         This instrument was acknowledged before me on December .., 1996, by Peter H. Trembath, Secretary of ORC Management Corporation, on behalf of said corporation.

                                    LAURIE C. WILKINS
                                    -------------------------------------------
                                    Notary Public


                                    Print Name
                                              ---------------------------------
                                              Laurie C. Wilkins, Notary Public
                                              State of Rhode Island and
                                              Providence Plantations
                                              My Commission Expires: 6/25/97


Commission Expires:

-----------------------------

         STATE OF RHODE ISLAND    )
                                  )
         COUNTY OF PROVIDENCE     )

         This instrument was acknowledged before me on December 12, 1996 by Peter H. Frembath, the Secretary of Bonneau General, Inc., the general partner of Foster Grant Group, L.P., on behalf of said corporation and partnership.

                                    /s/ LAURIE C. WILKINS
                                    -------------------------------------------
                                    Notary Public


                                    Print Name
                                              ---------------------------------
                                              Laurie C. Wilkins, Notary Public
                                              State of Rhode Island and
                                              Providence Plantations


Commission Expires:

        June 25, 1997
-----------------------------




         STATE OF RHODE ISLAND    )
                                  )
         COUNTY OF PROVIDENCE     )

         This instrument was acknowledged before me on December 12, 1996, by Ian G. H. Ashkin, the CFO of BEC Group, a Delaware corporation on behalf of said corporation.

                                    s/s LAURIE C. WILKINS
                                    -------------------------------------------
                                    Notary Public


                                    Print Name
                                              ---------------------------------
                                              Laurie C. Wilkins, Notary Public
                                              State of Rhode Island and
                                              Providence Plantations

Commission Expires:

        June 25, 1997
-----------------------------